Exhibit 99.3

                           QUEST RESOURCE CORPORATION
        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Attached are the historical audited statements of revenue and operating expenses of the assets acquired in connection with the Devon Oil and Gas Property Acquisition ("Devon") on December 22, 2003 by Quest Cherokee, LLC ("QCLLC"), a subsidiary of Quest Resource Corporation ("Quest"), for the year ended May 31, 2003. The unaudited pro forma consolidated condensed financial statements have been prepared utilizing the historical financial statements of Quest. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of Quest and the attached historical statements of revenue and operating expenses of Devon.

The following unaudited pro forma consolidated condensed statement of operations for the year ended May 31, 2003, and the unaudited pro forma consolidated condensed balance sheet as of May 31, 2003 give effect to the acquisition of Devon including the related pro forma adjustments described in the notes thereto. The unaudited pro forma consolidated condensed statement of operations for the year ended May 31, 2003 gives effect to the acquisition by Quest as if the acquisition, accounted for as a purchase, had occurred on June 1, 2002. The unaudited pro forma consolidated condensed balance sheet as of May 31, 2003 gives effect to the acquisition as if it had occurred on May 31, 2003. The pro forma financial statements reflect the preliminary allocation of the purchase price. The purchase price allocation for Devon will be finalized upon the resolution of the holdback provisions.

The unaudited pro forma consolidated condensed financial statements may not be indicative of the results that actually would have occurred if the acquisition had been effective on the dates indicated or which may be obtained in the future.

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                                                     Historical May 31, 2003                               Unaudited
                                                  -----------------------------        Pro Forma           Pro Forma
   ASSETS                                             Quest           Devon            Adjustments        May 31, 2003
                                                  -------------- --------------      --------------      --------------
Current assets:
       Cash                                         $ 2,689,000                                           $   2,689,000
       Accounts receivable                            1,919,000                                               1,919,000
       Other receivables                                  8,000                                                   8,000
       Deposits on acquisition                          613,000                                                 613,000
       Inventory                                        248,000                                                 248,000
       Short-term derivative asset                            -                                                       -

                                                  -------------- --------------      --------------      --------------
             Total current assets                     5,477,000                                               5,477,000

Property and equipment, net                           1,322,000                                               1,322,000
Pipeline assets, net                                 10,496,000                  a       21,964,000          32,460,000
Oil and gas properties, net                          19,066,000                  a      113,599,000         132,665,000
Other assets, net                                       172,000                  a            9,000             181,000
                                                  -------------- --------------      --------------      --------------
Total assets                                        $36,533,000    $         -        $ 135,572,000       $ 172,105,000
                                                  ============== ==============      ==============      ==============

              LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
       Accounts payable & accrued expenses          $ 1,393,000                                           $   1,393,000
       Oil & gas payable                              1,064,000                                               1,064,000
       Notes payable - current portion                  571,000                                                 571,000
       Short-term derivative liability                3,835,000                                               3,835,000
                                                  -------------- --------------      --------------      --------------
             Total current liabilities                6,863,000              -                  -             6,863,000

Non-current liabilities:
       Long-term derivative liability                 1,032,000                                               1,032,000
       Convertible debentures                           230,000                                                 230,000
       Subordinated note                                      -                  a       51,000,000          51,000,000
       Notes payable, net                            15,785,000                  a       84,572,000         100,357,000
       Notes payable - related parties                   66,000                                                  66,000
                                                  -------------- --------------      --------------      --------------
             Non-current liabilities                 17,113,000              -          135,572,000         152,685,000
Deferred income tax payable                           1,415,000                                               1,415,000
                                                  -------------- --------------      --------------      --------------

Total liabilities                                    25,391,000              -          135,572,000         160,963,000

Stockholder's equity
       Preferred stock                                      -                                                       -
       Common stock                                      13,000                                                  13,000
       Additional capital                            14,528,000                                              14,528,000
       Retained deficit                              (3,399,000)                                             (3,399,000)
                                                  -------------- --------------      --------------      --------------
Total stockholders' equity                           11,142,000              -                  -            11,142,000
                                                  -------------- --------------      --------------      --------------
                                                                                                                    -
Total liabilities and stockholders' equity          $36,533,000    $         -        $ 135,572,000       $ 172,105,000
                                                  ============== ==============      ==============      ==============


             See notes to unaudited pro forma consolidated condensed financial statements.

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS


                                                                   For the Year Ended May 31, 2003
                                                  ---------------------------------------------------------------------
                                                     Historical May 31, 2003                               Unaudited
                                                  -----------------------------        Pro Forma           Pro Forma
   ASSETS                                             Quest           Devon            Adjustments        May 31, 2003
                                                  -------------- --------------      --------------      --------------
Revenue                                             $ 8,098,000    $20,089,000                            $ 28,187,000

Expenses
       Operating                                      2,891,000      7,335,000                              10,226,000
       Depreciation, depletion & amortization         1,822,000                  b       5,548,292           7,370,292
       General & administrative                         977,000                  c         165,000           1,142,000
       Change in derivative fair value                4,867,000                                              4,867,000
       Interest, net                                    730,000                  d      12,276,750          13,006,750
                                                  -------------- --------------      --------------      --------------
             Total expenses                          11,287,000      7,335,000          17,990,042          36,612,042
                                                  -------------- --------------      --------------      --------------

Operating income (loss)                              (3,189,000)    12,754,000         (17,990,042)         (8,425,042)
Income tax benefit (expense)                           (374,000)            -    e       2,094,417           1,720,417
                                                  -------------- --------------      --------------      --------------
       Net income (loss)                            $(3,563,000)   $12,754,000        $(15,895,625)       $ (6,704,625)
                                                                                                         ==============

Loss per share                                                                                            $      (0.65)
                                                                                                         ==============

Weighted average common & common
       equivalent shares outstanding                                                                        10,236,288
                                                                                                         ==============


             See notes to unaudited pro forma consolidated condensed financial statements.

                           QUEST RESOURCE CORPORATION
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Acquisition of Devon
--------------------

On December 10, 2003, the Company entered into a purchase agreement to acquire certain natural gas assets of Devon Energy Corporation located in the Cherokee Basin area of northeastern Oklahoma and southeastern Kansas for a purchase price of approximately $126 million, plus approximately $7.7 million of transaction fees and $1.7 million of assumed hedging liabilities.

The acquired assets have  approximately  95.9 Bcfe of estimated proved reserves,
91.7 Bcfe of estimated probable reserves and 72.2 Bcfe of estimated possible reserves. The assets include approximately 372,000 gross (366,000 net) acres of oil and gas leases, 418 gross (325 net wells) and 207 miles of gas gathering pipelines. As of closing date, the Devon assets were producing an average of approximately 19,600 mcf per day. As of the closing date, the Devon acquisition represented an approximate 90% increase in the number of gross wells that the Company operated and a 138% increase in the Company's average daily production volumes. The acquisition was financed by a $70 million senior revolving loan and a $35 million term loan arranged and syndicated by Banc One Capital Markets, Inc. and a $51 million subordinated note with ArcLight. As part of the ArcLight transaction, the membership interests of the Company's subsidiaries in Quest Cherokee were converted to 10,000 Class B Units and 10,000 Class A Units were issued to ArcLight for $100.

See the Current Report on Form 8-K filed by the Company on January 6, 2004 for additional information regarding the Devon acquisition.

The unaudited pro forma adjustments are as follows:

   a) to record the acquisition of Devon under the purchase method:

           Oil and gas properties              $113,599,000
           Pipelines                             21,964,000
           Other                                      9,000
                                               ------------

                Total                          $135,572,000
                                               ============

      Consideration paid:
           Assumption of hedging liability     $  1,700,000
           Cash                                 133,872,000
                                               ------------
                Total                          $135,572,000
                                               ============

  b) to record additional depreciation and depletion expense based on the purchase price of the assets acquired

  c)  to record expense of additional personnel hired for the Devon acquisition

  d) to record additional interest expense corresponding to the increase in outstanding debt to fund the purchase price

  e) to adjust the provision for income taxes to reflect the additional depreciation, depletion, general and administrative costs and financing costs

                           QUEST RESOURCE CORPORATION
        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Attached  are the  historical  unaudited  statements  of revenue  and  operating expenses for the assets acquired in connection with the Devon Oil and Gas Property Acquisition ("Devon") on December 22, 2003 by Quest Cherokee, LLC ("QCLLC"), a subsidiary of Quest Resource Corporation ("Quest"), for the six months ended November 30, 2003. The unaudited pro forma consolidated condensed financial statements have been prepared utilizing the historical financial statements of Quest. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of Quest and the attached historical statements of revenue and operating expenses of Devon.

The following unaudited pro forma consolidated condensed statement of operations for the six months ended November 30, 2003, and the unaudited pro forma consolidated condensed balance sheet as of November 30, 2003 give effect to the acquisition of Devon including the related pro forma adjustments described in the notes thereto. The unaudited pro forma consolidated condensed statement of operations for the six months ended November 30, 2003 gives effect to the acquisition by Quest as if the acquisition, accounted for as a purchase, had occurred on June 1, 2003. The unaudited pro forma consolidated condensed balance sheet as of November 30, 2003 gives effect to the acquisition as if it had occurred on November 30, 2003. The pro forma financial statements reflect the preliminary allocation of the purchase price. The purchase price allocation for Devon will be finalized upon the resolution of the holdback provisions.

The unaudited pro forma consolidated condensed financial statements may not be indicative of the results that actually would have occurred if the acquisition had been effective on the dates indicated or which may be obtained in the future.

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET


                                                   Historical November 30, 2003                            Unaudited
                                                  -----------------------------        Pro Forma           Pro Forma
   ASSETS                                             Quest           Devon            Adjustments     November 30, 2003
                                                  -------------- --------------      --------------    -----------------

Current assets:
       Cash                                         $ 1,465,000                                           $  1,465,000
       Accounts receivable                            2,775,000                                              2,775,000
       Other receivables                                408,000                                                408,000
       Deposits on acquisition                          216,000                                                216,000
       Inventory                                        280,000                                                280,000
       Short-term derivative asset                      156,000                                                156,000
                                                  -------------- --------------      --------------      --------------
             Total current assets                     5,300,000                                              5,300,000

Property and equipment, net                           2,294,000                                              2,294,000
Pipeline assets, net                                 12,581,000                  a      21,964,000          34,545,000
Oil and gas properties, net                          23,146,000                  a     113,599,000         136,745,000
Other assets, net                                       357,000                  a           9,000             366,000
                                                  -------------- --------------      --------------      --------------

Total assets                                        $43,678,000    $       -          $135,572,000        $ 179,250,000
                                                  ============== ==============      ==============      ==============

            LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
       Accounts payable & accrued expenses          $ 1,370,000                                           $   1,370,000
       Oil & gas payable                              1,687,000                                               1,687,000
       Notes payable - current portion                  543,000                                                 543,000
       Short-term derivative liability                  661,000                                                 661,000
                                                  -------------- --------------     --------------       --------------
             Total current liabilities                4,261,000            -                   -              4,261,000

Non-current liabilities:
       Asset retirement obligation                      349,000                                                 349,000
       Convertible debentures                            50,000                                                  50,000
       Subordinated note                                    -                    a      51,000,000           51,000,000
       Notes payable, net                            18,997,000                  a      84,572,000          103,569,000
       Notes payable - related parties                   11,000                                                  11,000
                                                  -------------- --------------     --------------       --------------
             Non-current liabilities                 19,407,000            -           135,572,000          154,979,000
Deferred income tax payable                           3,611,000                                               3,611,000
                                                  -------------- --------------     --------------       --------------

Total liabilities                                    27,279,000            -           135,572,000          162,851,000

Stockholder's equity
       Preferred stock                                      -                                                       -
       Common stock                                      14,000                                                  14,000
       Additional capital                            16,489,000                                              16,489,000
       Retained deficit                                (104,000)                                               (104,000)
                                                  -------------- --------------     --------------       --------------
Total stockholders' equity                           16,399,000              -                 -             16,399,000
                                                  -------------- --------------     --------------       --------------
                                                                                                                    -
Total liabilities and stockholders' equity          $43,678,000    $         -        $135,572,000        $ 179,250,000
                                                  ============== ==============     ==============       ==============


             See notes to unaudited pro forma consolidated condensed financial statements.

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS



                                                                  For the Six Months Ended November 30, 2003
                                                  ---------------------------------------------------------------------
                                                   Historical November 30, 2003                            Unaudited
                                                  -----------------------------        Pro Forma           Pro Forma
   ASSETS                                             Quest           Devon            Adjustments     November 30, 2003
                                                  -------------- --------------      --------------    -----------------



Revenue                                             $ 6,887,000    $ 6,301,000                            $ 13,188,000

Expenses
       Operating                                      1,807,000      1,412,000                               3,219,000
       Pipeline operating                               947,000        955,000                               1,902,000
       Depreciation, depletion & amortization         1,501,000                  b      2,528,000            4,029,000
       General & administrative                         671,000                  c         83,000              754,000
       Change in derivative fair value               (4,407,000)                                            (4,407,000)
       Interest, net                                    830,000                  d      5,672,000            6,502,000
                                                  --------------  --------------    --------------       --------------
             Total expenses                           1,349,000       2,367,000         8,283,000           11,999,000
                                                  --------------  --------------    --------------       --------------

Operating income (loss)                               5,538,000       3,934,000        (8,283,000)           1,189,000
Income tax benefit (expense)                         (2,215,000)            -    e      1,740,000             (475,000)
                                                  --------------  --------------    --------------       --------------
       Net income (loss)                            $ 3,323,000     $ 3,934,000       $(6,543,000)        $    714,000
                                                  ==============  ==============    ==============       ==============

Net income per share:
Basic:                                                                                                    $       0.05
                                                                                                         ==============
Diluted:                                                                                                  $       0.05
                                                                                                         ==============

Weighted average common & common and equivalent shares outstanding:
Basic:                                                                                                      13,904,974
                                                                                                         ==============
Diluted:                                                                                                    15,554,699
                                                                                                         ==============
             See notes to unaudited pro forma consolidated condensed financial statements.

                           QUEST RESOURCE CORPORATION
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Acquisition of Devon
--------------------

On December 10, 2003, the Company entered into a purchase agreement to acquire certain natural gas assets of Devon Energy Corporation located in the Cherokee Basin area of northeastern Oklahoma and southeastern Kansas for a purchase price of approximately $126 million, plus approximately $7.7 million of transaction fees and $1.7 million of assumed hedging liabilities.

The acquired assets have  approximately  95.9 Bcfe of estimated proved reserves,
91.7 Bcfe of estimated probable reserves and 72.2 Bcfe of estimated possible reserves. The assets include approximately 372,000 gross (366,000 net) acres of oil and gas leases, 418 gross (325 net wells) and 207 miles of gas gathering pipelines. As of closing date, the Devon assets were producing an average of approximately 19,600 mcf per day. As of the closing date, the Devon acquisition represented an approximate 90% increase in the number of gross wells that the Company operated and a 138% increase in the Company's average daily production volumes. The acquisition was financed by a $70 million senior revolving loan and a $35 million term loan arranged and syndicated by Banc One Capital Markets, Inc. and a $51 million subordinated note with ArcLight. As part of the ArcLight transaction, the membership interests of the Company's subsidiaries in Quest Cherokee were converted to 10,000 Class B Units and 10,000 Class A Units were issued to ArcLight for $100.

See the Current Report on Form 8-K filed by the Company on January 6, 2004 for additional information regarding the Devon acquisition.

The unaudited pro forma adjustments are as follows:

   a) to record the acquisition of Devon under the purchase method, including approximately $7.7 million of transaction fees and $1.7 million of assumed hedging liabilities:


       Oil and gas properties                   $ 113,599,000
       Pipelines                                   21,964,000
       Other                                            9,000
                                                -------------
            Total                               $ 135,572,000
                                                =============

       Consideration paid:
            Assumption of hedging liability     $   1,700,000
            Cash                                  133,872,000
                                                -------------
                 Total          $                 135,572,000
                                                =============


   b) to record additional depreciation and depletion expense based on the purchase price of the assets acquired

   c) to record expense of additional personnel hired for the Devon acquisition

   d) to record additional interest expense corresponding to the increase in outstanding debt to fund the purchase price

   e) to adjust the provision for income taxes to reflect the additional depreciation, depletion, general and administrative costs and financing costs